UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-22591

                                                 Apollo Tactical Income Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                                                         New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                                                                      New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Apollo Tactical Income Fund Inc. (NYSE: AIF)

Semi-Annual Report

June 30, 2020

(unaudited)

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.apollofunds.com, and you will be notified by mail each time a report is posted and provided with a web-site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-864-4834.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call 1-877-864-4834. Your election to receive paper reports applies to all funds held within the Fund complex.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of June 30, 2020 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

There’s very little that can be written or said about March 2020 that does not understate the historic volatility all capital markets experienced during spring of this year. While all discussion of the markets needs to take a backseat to the public health crisis being experienced across many parts of the globe, and we remain in a tenuous place from numerous perspectives given the impact the virus has had on cultural and economic activity, looking back at the volatility event we experienced earlier this year, and the progress the markets have made since that point in time, places it as truly remarkable.

The only real precedent for what occurred in the markets in March of this year is the period encompassed by late 2008 and early 2009, and even then there are a number of differences between the weeks after COVID-19 became a global event, and the Great Financial Crisis. Between its localized high of 96.75 on February 23, 2020, and the eventual low of 76.23 on March 23, 2020, the loan market traded down by 20+ points over 18 trading days. The loan market has traded lower on price before; but only once, in mid-December of 2008, when the market’s low was 60.33. But the most acute difference between the two periods was the rapidity with which levels were lowered; specifically, the compressed time frame over which the market moved, as what took months during 2008 took less than four weeks in 2020. In hindsight, this speaks to the primary driver of the event, fear, as opposed to actual supply. In 2008 and 2009 there was an enormous amount of leveraged buy-out financing paper on bank balance sheets that didn’t get the same attention as mortgage-related paper, particularly after the fact, but that needed to clear to institutions as banks were shedding risk. JPMorgan estimated the amount of bridge risk on bank balance sheets peaked at $330Bn before the Great Financial Crisis; heading into March they estimated it stood at $45Bn. In 2008, they’ve estimated there was $40-50Bn of collateral loan obligation (“CLO”) warehouse exposure that needed to be liquidated as the takeout became impossible. Heading into March, they estimated it stood at $20Bn, and most of that was retained, and much of it is currently being taken out by new CLOs that are pricing at an increasing pace into this summer. The corporate backdrop in 2020, with a greater focus on de-leveraging and pushing out maturities vs. re-leveraging, also contributed to a healthier entry point into the volatility than existed in 2008. The enormous selling of loans (and bonds, synthetics and risk, generally) in 2008 into a nascent marketplace that had never before dealt with that type of event led to prices that bottomed, but traded for months, in the 60s and 70s. If there was so much less paper that needed to be sold (and indeed in 2020, very little was actually liquidated into and at the lows), why was this the second worse experience for the leveraged finance markets on modern record? The immediate answer is fear: a complete rejection of the taking on of new risk into the start of the pandemic that led to much lower prices for all types of credit, which was both undiscerning and resolute. The secondary answer is concerns for businesses directly impacted by the reaction to the pandemic, what this will mean fundamentally for certain business models and practically for liquidity and cash flow over the medium-term. The first issue has been largely addressed. The lows of late March were in many cases nonsensical and have been largely reversed. The second issue is more complicated, and this is the area of greatest stress, and potential opportunity, that resides in the marketplace.

The primary catalyst for the market’s initial recovery in late March was indications from the Federal Reserve (the “Fed”) that it would support U.S. corporations and market liquidity, and the eventual institution of programs to do just this. New capital market activity began in the form of enormous levels of investment grade bond issuance into the demand for risk that was spurred by the Fed. A backstop had been created that allowed for investors to demand risk in a manner that became broadly benevolent, leading to even greater levels of issuance that provided a private capital solution to the liquidity needs of U.S. corporations across all industries, including those directly impacted by the pandemic. In April, $248Bn in investment-grade bonds were issued, a monthly record; eventually $655Bn would be raised in the three months ended June 30, 2020. This activity would eventually spread to the high-yield market, and then more broadly throughout leveraged finance, allowing banks to move the risk that sat on their balance sheets heading into the event. Strong companies across nearly all sectors, including even those most difficult to gain clarity on in the near-term, such as airlines, restaurants, the cruise industry and theme parks, were able to issue debt in the public markets and bridge themselves to a future operating environment with more clarity around how the pandemic will impact their business models. At the same time, fundamental economic stress is increasing. There was a level of increased default activity in the months directly following March that really wasn’t a function of the pandemic, or the initial market activity; it was brought forward by these events, but would have occurred regardless. What we’ve seen more recently is not as easily solved; business models that have been partially or completely shut down, without the ability to predict when they can be turned on again, are dealing with capital needs that the market is not going to meet with a bond deal. At the same time, the total return opportunity from a spread, price and yield perspective is in the U.S. leveraged loan and high-yield

4  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (continued)

As of June 30, 2020 (unaudited)

markets which remain outsized relative to historical periods. Valuations are at levels commensurate with the elevated risk markets face heading into the back-half of an election year.

After what was a truly historic volatility event with reduced liquidity that allowed for minimal maneuverability of the Funds, we have utilized the following period of relatively high levels of liquidity to optimize portfolios for a new economic reality, maximizing the quality of our exposure to use Apollo’s scale and be a solution provider wherever possible and working closely with credits where we foresee more difficult liquidity solutions. We expect and believe the probability is high that there will be further periods of volatility, if much more limited in scale than what occurred in March. As such, we continue to position the Funds in a manner that we believe is best suited for what is to come. We believe there is great value in the closed-end structure of the Funds, which continues to have access to relatively cheap sources of financing and the strength of the broader Apollo platform.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-877-864-4834, or visit our website at www.apollofunds.com.

Sincerely,

Apollo Credit Management, LLC

Semi-Annual Report  |  5

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of June 30, 2020 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	95.9%
High-Yield Bonds	3.0%
Equity/Other	1.1%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	3.73%
Weighted Average Fixed-Rate Coupon	7.66%
Weighted Average Maturity (in years) (floating assets)	4.42
Weighted Average Maturity (in years) (fixed assets)	4.13
Weighted Average Modified Duration (in years) (fixed assets)	2.93
Weighted Average Modified Duration (in years)(h)	4.35
Average Position Size	$2,572,760
Number of Positions	155
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	3,032

Credit Quality(b)

BBB	1.8%
BB	6.8%
B	68.5%
CCC+ or Lower	16.3%
Not Rated	6.6%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

High Tech Industries	14.5%
Healthcare & Pharmaceuticals	12.0%
Services: Business	11.0%
Telecommunications	10.4%
Banking, Finance, Insurance & Real Estate	9.8%
Total	57.7%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	3.8%
Advantage Sales & Marketing, Inc.	2.6%
Asurion, LLC	2.3%
Surf Intermediate I, Ltd.	2.0%
ION Trading Finance, Ltd.	1.9%
Alliant Holdings Intermediate, LLC	1.9%
CenturyLink, Inc.	1.8%
Endo International PLC	1.8%
PetSmart, Inc.	1.7%
Red Ventures, LLC	1.6%
Total	21.4%

Performance Comparison

	YTD		5 Yr		Since Inception(j)

AFT - Market Price	(14.58	)%(e)	0.53%	(e)(f)	2.24%	(e)(f)
AFT - NAV	(9.59	)%(e)	3.26%	(e)(f)	4.62%	(e)(f)
S&P/LSTA Leveraged Loan Index(g)	(4.61)%		2.89%	(f)	3.48%	(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2020. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of June 30, 2020.
(j)	Inception date February 23, 2011.

6  |  Semi-Annual Report

Apollo Tactical Income Fund Inc.

Financial Data

As of June 30, 2020 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	69.1%
High-Yield Bonds	24.0%
Structured Products	5.8%
Equity/Other	1.1%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.05%
Weighted Average Fixed-Rate Coupon	5.74%
Weighted Average Maturity (in years) (floating assets)	4.72
Weighted Average Maturity (in years) (fixed assets)	6.41
Weighted Average Modified Duration (in years) (fixed assets)	4.54
Weighted Average Modified Duration (in years)(h)	4.63
Average Position Size	$2,173,553
Number of Positions	165
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	2,795

Credit Quality (b)

BBB	3.3%
BB	15.6%
B	57.9%
CCC+ or Lower	13.9%
Not Rated	9.3%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

Telecommunications	13.8%
Healthcare & Pharmaceuticals	12.6%
High Tech Industries	10.1%
Media: Broadcasting & Subscription	8.6%
Banking, Finance, Insurance & Real Estate	7.4%
Total	52.5%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	4.4%
CenturyLink, Inc.	3.6%
JBS, S.A.	2.4%
Endo International PLC	2.2%
TIAA Churchill Middle Market CLO	2.2%
Bausch Health Companies, Inc.	2.0%
Transdigm, Inc.	1.9%
Vertafore, Inc.	1.9%
Zayo Group Holdings, Inc.	1.9%
PPD, Inc.	1.9%
Total	24.4%

Performance Comparison

	YTD		5 Yr		Since Inception(j)

AIF - Market Price	(14.21	)%(e)	4.39	%(e)(f)	2.34	%(e)(f)
AIF - NAV	(10.18	)%(e)	4.50	%(e)(f)	5.19	%(e)(f)
S&P/LSTA Leveraged Loan Index(g)	(4.61)%		2.89	%(f)	3.12	%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2020. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 5.8% of the portfolio as of June 30, 2020.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of June 30, 2020.
(j)	Inception date February 25, 2013.

Semi-Annual Report  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans - 145.6%(a)

AEROSPACE & DEFENSE - 6.5%

Bleriot US Bidco, Inc.
First Lien Delayed Draw Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 5.06%, 10/31/26(c)	411,124	396,393
First Lien Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 5.06%, 10/30/26(c)	2,631,194	2,536,918
Guidehouse, LLP
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 4.67%, 05/01/25(c)	2,875,504	2,796,428
Kestrel Bidco, Inc. (Canada)
First Lien Term Loan B, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26(c)(e)	2,149,235	1,746,254
Maxar Technologies, Ltd. (Canada)
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.93%, 10/04/24(b)(c)(e)	2,291,814	2,155,027
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 5.31%, 06/04/26(c)	3,875,684	2,913,429
PAE Holding Corp.
First Lien Term Loan, (2M LIBOR + 5.50%, 1.00% Floor), 6.50%, 10/20/22(c)	1,705,999	1,671,879
Second Lien Term Loan, (2M LIBOR + 9.50%, 1.00% Floor), 10.50%, 10/20/23(c)	642,645	629,793

		14,846,121

AUTOMOTIVE - 1.6%

APC Automotive Technologies, LLC
First Lien DIP Term Loan, 10.00%, 09/03/20(d)(h)	906,247	865,466
First Lien Term Loan A1, (3M LIBOR + 4.00%, 1.00% Floor), 0.00%, 05/09/25(c)(d)(g)(j)	5,082,100	2,744,334
First Lien Term Loan B, (1M LIBOR + 5.00%, 1.00% Floor), 0.00%, 05/10/24(c)(d)(g)(j)	1,578,175	—

		3,609,800

BANKING, FINANCE, INSURANCE & REAL ESTATE - 13.5%

AIS Holdco, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 5.76%, 08/15/25(c)	2,125,000	1,838,125
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 3.44%, 05/09/25(c)	6,815,301	6,512,872

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

AssuredPartners, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27(c)	591,112	582,984
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.67%, 02/12/27(c)	3,267,654	3,134,905
Asurion, LLC
First Lien Term Loan B4, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 08/04/22(c)	696,805	680,256
First Lien Term Loan B6, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 11/03/23(c)	4,423,058	4,291,737
First Lien Term Loan B7, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 11/03/24(c)	867,208	839,748
Second Lien Term Loan B2, (1M LIBOR + 6.50%, 0.00% Floor), 6.67%, 08/04/25(c)	2,136,429	2,131,088
Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.18%, 07/21/25(b)(c)	4,859,796	4,657,045
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 6.93%, 07/20/26(c)	543,048	497,739
NFP Corp.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 3.42%, 02/15/27(c)	1,997,695	1,867,845
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.17%, 09/03/26(c)	3,843,089	3,704,181
First Lien Term Loan B3, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26(c)	298,507	290,546

		31,029,071

BEVERAGE, FOOD & TOBACCO - 2.3%

Froneri US, Inc. (United Kingdom)
First Lien Term Loan B2, (1M LIBOR + 2.25%, 0.00% Floor), 2.42%, 01/29/27(c)(e)	1,740,973	1,641,964
Second Lien Term Loan, (1M LIBOR + 5.75%, 0.00% Floor), 5.92%, 01/31/28(c)(e)	559,322	541,144
Winebow Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/01/21(c)	4,000,693	3,046,008

		5,229,116

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CAPITAL EQUIPMENT - 3.9%

Gardner Denver, Inc.
First Lien Term Loan B, (1M LIBOR + 1.75%, 0.00% Floor), 1.92%, 03/01/27(c)	2,479,799	2,369,770
Husky III Holding, Ltd. (Canada)
First Lien Term Loan, (3M LIBOR + 3.00%, 0.00% Floor), 3.36%, 03/28/25(c)(e)	1,974,557	1,814,134
Safe Fleet Holdings, LLC
First Lien Term Loan, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(c)	3,907,039	3,623,779
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,173,615

		8,981,298

CHEMICALS, PLASTICS, & RUBBER - 8.0%

Archroma Finance S.A.R.L (Luxembourg)
First Lien Term Loan B2, (3M LIBOR + 4.25%, 0.00% Floor), 4.56%, 08/12/24(b)(c)(e)	5,300,860	4,896,669
Charter NEX US, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 3.42%, 05/16/24(b)(c)	1,994,903	1,918,099
Perstorp Holding AB (Sweden)
First Lien Term Loan, (6M LIBOR + 4.75%, 0.00% Floor), 5.82%, 02/27/26(c)(e)	2,806,813	2,455,961
Polar US Borrower, LLC
First Lien Term Loan, (1M LIBOR + 4.75%, 0.00% Floor), 4.92%, 10/15/25(c)	1,989,899	1,880,455
Starfruit US Holdco, LLC (Netherlands)
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.19%, 10/01/25(c)(e)	4,852,157	4,573,158
Tronox Finance, LLC
First Lien Term Loan B, (3M LIBOR + 2.75%, 0.00% Floor), 2.98%, 09/23/24(c)	2,636,354	2,537,675

		18,262,017

CONSTRUCTION & BUILDING - 1.6%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	5,176,275	3,804,562

CONSUMER GOODS: NON-DURABLE - 0.7%

Coty, Inc.
First Lien Term Loan A, (1M LIBOR + 1.75%, 0.00% Floor), 1.93%, 04/05/23(c)	1,857,556	1,685,732

	Principal Amount ($)	Value ($)

CONTAINERS, PACKAGING & GLASS - 1.6%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 4.14%, 12/07/23(c)	2,254,384	1,708,327
Strategic Materials Holding Corp.
First Lien Term Loan, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/01/24(c)	2,834,733	1,913,459

		3,621,786

ENERGY: OIL & GAS - 0.1%

Ascent Resources - Marcellus, LLC
First Lien Term Loan A, (1M LIBOR + 6.50%, 1.00% Floor), 7.50%, 03/30/23(c)	180,811	160,244
RDV Resources, Inc.
First Lien Term Loan, (14.00% PIK), (1M LIBOR + 14.50%, 1.00% Floor), 15.50%, 03/29/24(c)(d)(f)	439,298	129,900

		290,144

HEALTHCARE & PHARMACEUTICALS - 18.2%

Bausch Health Companies, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 2.94%, 11/27/25(b)(c)	986,021	956,031
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.19%, 06/02/25(b)(c)	3,894,855	3,796,529
BioClinica Holding I, LP
First Lien Initial Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/20/23(c)	4,634,266	4,367,796
BW NHHC HoldCo, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 5.39%, 05/15/25(c)	2,485,952	1,960,410
Endo International PLC
First Lien Term Loan B, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/29/24(c)	6,552,701	6,217,890
Hanger, Inc.
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.67%, 03/06/25(c)	2,320,413	2,235,335
Inovalon Holdings, Inc.
First Lien Term Loan B1, (1M LIBOR + 3.00%, 0.00% Floor), 3.19%, 04/02/25(b)(c)	3,169,503	3,087,096
Lanai Holdings III, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 08/29/22(c)	920,462	827,265
Second Lien Term Loan, (3M LIBOR + 10.50%, 1.00% Floor), 11.50%, 08/28/23(c)(d)	888,224	754,280

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Loire Finco Luxembourg S.A R.L. (United Kingdom)
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.67%, 04/21/27(c)(e)	1,504,274	1,453,505
Parexel International Corp.
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.92%, 09/27/24(b)(c)	5,000,000	4,754,700
Pathway Vet Alliance, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.00% Floor), 4.35%, 03/31/27(b)(c)	1,405,351	1,368,460
Pluto Acquisition I, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.17%, 06/22/26(c)	2,128,328	2,043,195
PPD, Inc.
First Lien Term Loan B, (1M LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22(b)(c)	3,989,501	3,949,606
Team Health Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24(c)	5,024,452	3,881,415

		41,653,513

HIGH TECH INDUSTRIES - 21.5%

Aspect Software, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 1.00% Floor), 6.00%, 01/15/24(c)	2,153,890	1,912,924
Electronics for Imaging, Inc.
First Lien Revolving Loan, (LIBOR + 5.00%, 0.00% Floor), 5.00%, 07/23/24(b)(c)(d)	603,701	449,232
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.18%, 07/23/26(c)	2,745,027	2,154,846
Flexera Software, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/26/25(c)	3,047,690	2,979,834
Helios Software Holdings, Inc.
First Lien Term Loan, (6M LIBOR + 4.25%, 0.00% Floor), 5.32%, 10/24/25(c)	289,088	279,838
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(c)	4,752,940	4,546,187
ION Trading Technologies S.A.R.L (United Kingdom)
First Lien Term Loan, (6M LIBOR + 4.00%, 1.00% Floor), 5.07%, 11/21/24(c)(e)	6,789,600	6,564,084

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Ivanti Software, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 01/20/24(c)	4,263,108	4,087,255
Micro Focus International PLC
First Lien Term Loan B4, (3M LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/05/25(c)	1,132,420	1,109,772
Red Ventures, LLC
First Lien Term Loan B2, (1M LIBOR + 2.50%, 0.00% Floor), 2.67%, 11/08/24(c)	5,918,374	5,620,620
Riverbed Technology, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 04/24/22(c)	4,749,734	4,080,710
Surf Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.50%, 0.00% Floor), 3.83%, 03/05/27(c)	7,135,462	6,871,700
The Ultimate Software Group, Inc.
First Lien Incremental Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor)t, 4.75%, 05/04/26(b)(c)	1,517,401	1,502,113
Vertafore, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 3.42%, 07/02/25(c)	4,452,048	4,218,092
Vertiv Group Corp.
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.18%, 03/02/27(c)	3,035,141	2,898,560

		49,275,767

HOTEL, GAMING & LEISURE - 5.5%

Alterra Mountain Company
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/01/26(c)	2,971,573	2,927,000
Caesars Resort Collection, LLC
First Lien Term Loan, (3M LIBOR + 4.50%, 0.00% Floor), 4.50%, 06/19/25(b)(c)	3,466,667	3,268,963
Penn National Gaming, Inc.
First Lien Term Loan B1, (1M LIBOR + 2.25%, 0.75% Floor), 3.00%, 10/15/25(b)(c)	1,994,937	1,871,081
Scientific Games International, Inc.
First Lien Term Loan B5, (1M LIBOR + 2.75%, 0.00% Floor), 2.93%, 08/14/24(b)(c)	5,125,996	4,557,010

		12,624,054

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.0%

Advantage Sales & Marketing, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 07/23/21(c)	6,353,767	5,839,017
First Lien Term Loan B, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 07/23/21(c)	3,535,968	3,245,134
F & W Media, Inc.
First Lien Term Loan B1, (1M LIBOR + 6.50%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	357,651	—
First Lien Term Loan B2, (1M LIBOR + 10.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	—

		9,084,151

MEDIA: BROADCASTING & SUBSCRIPTION - 10.0%

CSC Holdings, LLC
First Lien Term Loan B, (1M LIBOR + 2.25%, 0.00% Floor), 2.43%, 01/15/26(c)	1,344,097	1,277,497
First Lien Term Loan B5, (1M LIBOR + 2.50%, 0.00% Floor), 2.68%, 04/15/27(c)	1,727,244	1,645,045
Global Eagle Entertainment, Inc.
First Lien Term Loan, (6M LIBOR + 7.50%, 1.00% Floor), 8.72%, 01/06/23(c)	6,305,721	4,296,907
Nexstar Broadcasting, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 2.92%, 09/18/26(c)	2,451,354	2,340,614
Univision Communications, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 03/15/24(c)	3,986,019	3,702,015
Urban One, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/18/23(c)	1,345,950	1,129,474
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.93%, 05/18/25(c)	5,672,739	4,671,898
Ziggo Financing Partnership (Netherlands)
First Lien Term Loan, (1M LIBOR + 2.50%, 0.00% Floor), 2.68%, 04/30/28(c)(e)	4,000,000	3,788,340

		22,851,790

	Principal Amount ($)	Value ($)

MEDIA: DIVERSIFIED & PRODUCTION - 1.5%

Learfield Communications, LLC
First Lien Initial Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23(c)	4,452,970	3,382,031

RETAIL - 6.2%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	196,013	27,442
First Lien Term Loan A, (1M LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	868,743	—
First Lien Term Loan B, (1M LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	1,063,663	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	35,263	4,937
EG America, LLC
First Lien Term Loan, (6M LIBOR + 4.00%, 0.00% Floor), 5.07%, 02/07/25(c)	3,998,689	3,765,445
Petco Animal Supplies, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 01/26/23(c)	5,459,285	4,480,408
PetSmart, Inc.
First Lien Term Loan B2, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/11/22(c)	6,041,562	5,978,397

		14,256,629

SERVICES: BUSINESS - 16.7%

Allied Universal Holdco, LLC
First Lien Term Loan, (1M LIBOR + 4.25%, 0.00% Floor), 4.42%, 07/10/26(b)(c)	1,994,987	1,942,060
AQ Carver Buyer, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/23/25(c)	1,085,324	976,791
CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.82%, 05/08/23(c)	629,989	598,096
Second Lien Term Loan, (8.00% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.57%, 08/08/23(c)(f)	2,241,764	1,804,620
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(b)(c)	3,689,320	3,595,556

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

SERVICES: BUSINESS (continued)

DG Investment Intermediate Holdings 2, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/03/25(c)	1,863,743	1,793,853
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 3.75%, 02/03/25(c)	3,967,364	3,789,468
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	4,796,674	3,877,655
Electro Rent Corp.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.02%, 01/31/24(c)	2,840,221	2,776,316
Ensemble RCM, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.00% Floor), 4.44%, 08/03/26(c)	2,736,682	2,677,843
Envision Healthcare Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.92%, 10/10/25(c)	2,344,353	1,558,994
Evergreen Skills Lux S.A.R.L.
First Lien DIP Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 8.50%, 09/17/20(c)(d)	168,858	159,571
First Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 0.00%, 04/28/21(c)(g)(j)	2,979,056	1,871,740
Second Lien Term Loan, (1M LIBOR + 10.25%, 1.00% Floor), 0.00%, 04/28/22(c)(g)(j)	1,000,000	41,250
Garda World Security Corp. (Canada)
First Lien Term Loan B, (1M LIBOR + 4.75%, 0.00% Floor), 4.93%, 10/30/26(c)(e)	5,353,721	5,270,738
Packers Holdings, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/04/24(b)(c)	2,977,099	2,869,924
SGS Cayman, L.P.
First Lien Term Loan B, (3M LIBOR + 5.38%, 1.00% Floor), 6.38%, 04/23/21(c)	594,740	510,487
Sutherland Global Services, Inc.
First Lien Term Loan, (3M LIBOR + 5.38%, 1.00% Floor), 6.38%, 04/23/21(c)	2,554,435	2,192,561

		38,307,523

SERVICES: CONSUMER - 1.6%

Belron Finance US LLC
First Lien Term Loan B, (3M LIBOR + 2.50%, 0.00% Floor), 2.72%, 11/07/24(c)	249,361	242,191
First Lien Term Loan B, (3M LIBOR + 2.50%, 0.00% Floor), 3.26%, 10/30/26(c)	997,494	968,402

	Principal Amount ($)	Value ($)

SERVICES: CONSUMER (continued)

USS Ultimate Holdings, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 1.00% Floor), 4.75%, 08/25/24(c)	2,543,066	2,401,914

		3,612,507

TELECOMMUNICATIONS - 14.4%

CenturyLink, Inc.
First Lien Term Loan A, (1M LIBOR + 2.00%, 0.00% Floor), 2.17%, 01/31/25(c)	714,261	685,691
First Lien Term Loan B, (1M LIBOR + 2.25%, 0.00% Floor), 2.42%, 03/15/27(b)(c)	5,937,671	5,618,936
Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.68%, 07/23/25(c)	3,612,018	3,451,735
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (3M LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/14/21(b)(c)(e)	1,700,159	1,730,448
First Lien Term Loan, 8.63%, 01/02/24(b)(e)(g)(h)	4,984,426	4,998,457
First Lien Term Loan, (Prime + 4.75%, 1.00% Floor), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,187,074
First Lien Term Loan, (Prime + 5.50%, 1.00% Floor), 8.75%, 01/02/24(c)(e)(g)	5,444,878	5,465,922
U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 5.00%, 1.00% Floor), 7.07%, 05/02/23(c)	4,784,808	3,841,531
Zacapa, LLC (Luxembourg)
First Lien Term Loan B, (6M LIBOR + 4.50%, 0.00% Floor), 5.57%, 07/02/25(c)(e)	3,158,865	3,069,532
Zayo Group Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 03/09/27(c)	3,151,958	3,002,083

		33,051,409

TRANSPORTATION: CONSUMER - 3.1%

Atlantic Aviation FBO, Inc.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.93%, 12/06/25(b)(c)	3,346,485	3,162,428
Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.18%, 01/25/24(c)	1,972,318	1,342,409
United Airlines Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/25/27(b)(c)	2,599,599	2,583,624

		7,088,461

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

UTILITIES: ELECTRIC - 3.1%

Brookfield WEC Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 3.75%, 08/01/25(c)	4,444,902	4,305,998
PG&E Corporation
First Lien Term Loan, (3M LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25(c)	2,961,034	2,913,658

		7,219,656

Total Senior Loans (Cost $363,424,913)		333,767,138

Corporate Notes and Bonds - 4.6%

AEROSPACE & DEFENSE - 0.9%

Transdigm, Inc.
8.00%, 12/15/25(h)(i)	1,068,000	1,127,130
6.25%, 03/15/26(h)(i)	1,000,000	1,001,100

		2,128,230

ENERGY: OIL & GAS - 0.7%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	2,635,000	1,326,880
10.50%, 05/15/27(h)(i)	553,000	295,059

		1,621,939

HIGH TECH INDUSTRIES - 0.5%

Riverbed Technology, Inc.
8.88%, 03/01/23(h)(i)	1,730,000	1,059,625

MEDIA: BROADCASTING & SUBSCRIPTION - 0.7%

CSC Holdings, LLC
5.38%, 02/01/28(h)(i)	1,000,000	1,047,905
Univision Communications, Inc.
5.13%, 02/15/25(h)(i)	473,000	446,987

		1,494,892

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	18,879	—
Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18(d)(g)(h)(i)(j)	639,000	—

		—

RETAIL - 0.4%

EG Global Finance PLC (United Kingdom)
8.50%, 10/30/25(e)(h)(i)	1,000,000	1,026,980

	Principal Amount ($)	Value ($)

TELECOMMUNICATIONS - 1.4%

Front Range Bidco, Inc.
4.00%, 03/01/27(h)(i)	271,000	257,661
Orbcomm, Inc.
8.00%, 04/01/24(h)(i)	3,163,000	3,019,685

		3,277,346

Total Corporate Notes and Bonds (Cost $12,735,957)		10,609,012

	Share Quantity	Value $
Common Stocks - 1.1%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.0%

Medical Card System, Inc.(d)(j)	991,230	2,296,664

ENERGY: OIL & GAS - 0.1%

Ascent Resources Marcellus Holdings, Inc.(d)(j)	324,739	161,275
HGIM Corp.(d)(j)	9,820	78,560
RDV Resources, Inc.(d)(j)	28,252	—

		239,835

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	27,655
F & W Media, Inc.(d)(j)	9,511	—

		27,655

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	8,890,519	—

Total Common Stocks (Cost $2,001,973)		2,564,154

Preferred Stocks - 0.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda) (3M LIBOR + 6.68%, 1.00% Floor), 8.13%(e)	37,863	946,575

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK), 0.00%(d)(f)(h)	2,526	170,417

Total Preferred Stocks (Cost $1,098,068)		1,116,992

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources Marcellus Holdings, Inc.(d)(j)	84,077	326

Total Warrants (Cost $8,408)		326

See accompanying Notes to Financial Statements.  |  13

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

Value $

Total Investments - 151.8%	348,057,622
(Cost of $379,269,319)
Other Assets & Liabilities, Net - 0.9%	2,131,948
Loan Outstanding - (52.7)%(k)(l)	(120,886,724)

Net Assets (Applicable to Common Shares) - 100.0%	229,302,846

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2020. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of June 30, 2020, the 1, 2, 3 and 6 month LIBOR rates were 0.16%, 0.23%, 0.30% and 0.37%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $10,609,012, or 4.63% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $121,000,000 less unamortized deferred financing costs of $113,276.

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans - 104.1%(a)

AEROSPACE & DEFENSE - 4.8%

Guidehouse, LLP
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 4.67%, 05/01/25(c)	1,878,048	1,826,402
Kestrel Bidco, Inc. (Canada)
First Lien Term Loan B, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26(c)(e)	2,149,235	1,746,254
Maxar Technologies, Ltd. (Canada)
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.93%, 10/04/24(b)(c)(e)	2,291,814	2,155,027
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 5.31%, 06/04/26(c)	2,883,202	2,167,361
PAE Holding Corp.
First Lien Term Loan, (2M LIBOR + 5.50%, 1.00% Floor), 6.50%, 10/20/22(c)	1,705,999	1,671,879
Second Lien Term Loan, (2M LIBOR + 9.50%, 1.00% Floor), 10.50%, 10/20/23(c)	485,373	475,666

		10,042,589

AUTOMOTIVE - 1.7%

APC Automotive Technologies, LLC
First Lien DIP Term Loan, 10.00%, 09/03/20(d)(h)	906,247	865,466
First Lien Term Loan A1, (3M LIBOR + 4.00%, 1.00% Floor), 0.00%, 05/09/25(c)(d)(g)(j)	5,082,100	2,744,334
First Lien Term Loan B, (1M LIBOR + 5.00%, 1.00% Floor), 0.00%, 05/10/24(c)(d)(g)(j)	1,578,175	—

		3,609,800

BANKING, FINANCE, INSURANCE & REAL ESTATE - 9.7%

AIS Holdco, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 5.76%, 08/15/25(c)	2,125,000	1,838,125
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 3.44%, 05/09/25(c)	3,892,390	3,719,665
AssuredPartners, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27(c)	591,112	582,984

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
Asurion, LLC
First Lien Term Loan B4, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 08/04/22(c)	2,470,656	2,411,978
First Lien Term Loan B6, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 11/03/23(c)	1,273,734	1,235,917
First Lien Term Loan B7, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 11/03/24(c)	1,003,600	971,822
Second Lien Term Loan B2, (1M LIBOR + 6.50%, 0.00% Floor), 6.67%, 08/04/25(c)	793,596	791,612
Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.18%, 07/21/25(c)	3,888,679	3,726,443
NFP Corp.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 3.42%, 02/15/27(c)	2,277,993	2,129,923
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.17%, 09/03/26(c)	2,775,869	2,675,535
First Lien Term Loan B3, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26(c)	298,507	290,546

		20,374,550

BEVERAGE, FOOD & TOBACCO - 3.3%

Froneri US, Inc. (United Kingdom)
First Lien Term Loan B2, (1M LIBOR + 2.25%, 0.00% Floor), 2.42%, 01/29/27(c)(e)	3,740,973	3,528,224
Second Lien Term Loan, (1M LIBOR + 5.75%, 0.00% Floor), 5.92%, 01/31/28(c)(e)	559,322	541,144
Winebow Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/01/21(c)	3,875,704	2,950,844

		7,020,212

CAPITAL EQUIPMENT - 1.7%

Safe Fleet Holdings, LLC
First Lien Term Loan, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(c)	2,649,802	2,457,692
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,173,615

		3,631,307

CHEMICALS, PLASTICS, & RUBBER - 4.5%

Perstorp Holding AB (Sweden)
First Lien Term Loan, (6M LIBOR + 4.75%, 0.00% Floor), 5.82%, 02/27/26(c)(e)	2,313,063	2,023,930

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

CHEMICALS, PLASTICS, & RUBBER (continued)

Polar US Borrower, LLC
First Lien Term Loan, (1M LIBOR + 4.75%, 0.00% Floor), 4.92%, 10/15/25(c)	1,989,899	1,880,455
Starfruit US Holdco, LLC (Netherlands)
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.19%, 10/01/25(c)(e)	3,859,892	3,637,948
Tronox Finance, LLC
First Lien Term Loan B, (3M LIBOR + 2.75%, 0.00% Floor), 2.98%, 09/23/24(c)	1,972,232	1,898,411

		9,440,744

CONSTRUCTION & BUILDING - 1.0%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	2,823,010	2,074,912

CONSUMER GOODS: NON-DURABLE - 0.4%

Coty, Inc.
First Lien Term Loan A, (1M LIBOR + 1.75%, 0.00% Floor), 1.93%, 04/05/23(c)	928,778	842,866

CONTAINERS, PACKAGING & GLASS - 2.1%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 4.14%, 12/07/23(c)	3,215,784	2,436,857
Strategic Materials Holding Corp.
First Lien Term Loan, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/01/24(c)	2,834,733	1,913,459

		4,350,316

ENERGY: OIL & GAS - 0.1%

Ascent Resources - Marcellus, LLC
First Lien Term Loan A, (1M LIBOR + 6.50%, 1.00% Floor), 7.50%, 03/30/23(c)	92,234	81,743
RDV Resources, Inc.
First Lien Term Loan, (14.00% PIK), (1M LIBOR + 14.50%, 1.00% Floor), 15.50%, 03/29/24(c)(d)(f)	120,390	35,599

		117,342

HEALTHCARE & PHARMACEUTICALS - 15.1%

Bausch Health Companies, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 2.94%, 11/27/25(b)(c)	2,366,450	2,294,474

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

BioClinica Holding I, LP
First Lien Initial Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/20/23(c)	4,122,404	3,885,366
BW NHHC HoldCo, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 5.39%, 05/15/25(c)	2,178,332	1,717,822
Endo International PLC
First Lien Term Loan B, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/29/24(c)	7,384,132	7,006,840
Hanger, Inc.
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.67%, 03/06/25(c)	2,320,413	2,235,335
Lanai Holdings III, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 08/29/22(c)	460,231	413,633
Second Lien Term Loan, (3M LIBOR + 10.50%, 1.00% Floor), 11.50%, 08/28/23(c)(d)	888,224	754,280
Parexel International Corp.
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.92%, 09/27/24(b)(c)	2,000,000	1,901,880
Pathway Vet Alliance, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.00% Floor), 4.35%, 03/31/27(b)(c)	1,405,351	1,368,460
Pluto Acquisition I, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.17%, 06/22/26(c)	2,128,328	2,043,195
PPD, Inc.
First Lien Term Loan B, (1M LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22(b)(c)	3,989,501	3,949,606
Team Health Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24(c)	5,384,110	4,159,252

		31,730,143

HIGH TECH INDUSTRIES - 13.8%

Electronics for Imaging, Inc.
First Lien Revolving Loan, (LIBOR + 5.00%, 0.00% Floor), 5.00%, 07/23/24(b)(c)(d)	456,502	339,697
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.18%, 07/23/26(c)	2,331,246	1,830,028
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(b)(c)	4,389,866	4,198,907

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)

ION Trading Technologies S.A.R.L (United Kingdom)
First Lien Term Loan, (6M LIBOR + 4.00%, 1.00% Floor), 5.07%, 11/21/24(c)(e)	2,073,128	2,004,269
Ivanti Software, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 01/20/24(c)	5,875,945	5,633,562
Micro Focus International PLC
First Lien Term Loan B4, (3M LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/05/25(c)	1,132,420	1,109,771
Riverbed Technology, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 04/24/22(c)	4,380,694	3,763,652
Surf Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.50%, 0.00% Floor), 3.83%, 03/05/27(c)	2,135,462	2,056,525
Vertafore, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 3.42%, 07/02/25(c)	6,465,534	6,125,770
Vertiv Group Corp.
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.18%, 03/02/27(c)	2,047,885	1,955,730

		29,017,911

HOTEL, GAMING & LEISURE - 3.7%

Alterra Mountain Company
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/01/26(c)	2,971,573	2,927,000
Caesars Resort Collection, LLC
First Lien Term Loan, (3M LIBOR + 4.50%, 0.00% Floor), 4.50%, 06/19/25(b)(c)	2,966,667	2,797,478
Penn National Gaming, Inc.
First Lien Term Loan B1, (1M LIBOR + 2.25%, 0.75% Floor), 3.00%, 10/15/25(b)(c)	997,468	935,540
Scientific Games International, Inc.
First Lien Term Loan B5, (1M LIBOR + 2.75%, 0.00% Floor), 2.93%, 08/14/24(b)(c)	1,118,328	994,194

		7,654,212

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.5%

Advantage Sales & Marketing, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 07/23/21(c)	2,492,608	2,290,669
First Lien Term Loan B, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 07/23/21(c)	3,206,180	2,942,472

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)

F & W Media, Inc.
First Lien Term Loan B1, (1M LIBOR + 6.50%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	357,651	—
First Lien Term Loan B2, (1M LIBOR + 10.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	—

		5,233,141

MEDIA: BROADCASTING & SUBSCRIPTION - 7.4%

Global Eagle Entertainment, Inc.
First Lien Term Loan, (6M LIBOR + 7.50%, 1.00% Floor), 8.72%, 01/06/23(c)	5,967,829	4,066,657
Radiate Holdco, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 3.75%, 02/01/24(b)(c)	3,078,943	2,948,673
Univision Communications, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 03/15/24(c)	1,336,890	1,241,636
Urban One, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/18/23(c)	1,324,786	1,111,714
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.93%, 05/18/25(c)	5,201,236	4,283,582
Ziggo Financing Partnership (Netherlands)
First Lien Term Loan, (1M LIBOR + 2.50%, 0.00% Floor), 2.68%, 04/30/28(c)(e)	2,000,000	1,894,170

		15,546,432

MEDIA: DIVERSIFIED & PRODUCTION - 0.5%

Learfield Communications, LLC
First Lien Initial Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23(c)	1,497,136	1,137,075

RETAIL - 4.9%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	59,069	8,269
First Lien Term Loan A, (1M LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	261,799	—
First Lien Term Loan B, (1M LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	320,539	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	10,627	1,488

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

RETAIL (continued)

EG America, LLC
First Lien Term Loan, (6M LIBOR + 4.00%, 0.00% Floor), 5.07%, 02/07/25(c)	936,877	882,229
Petco Animal Supplies, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 01/26/23(c)	5,230,227	4,292,421
PetSmart, Inc.
First Lien Term Loan B2, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/11/22(c)	5,203,568	5,149,164

		10,333,571

SERVICES: BUSINESS - 8.1%

AQ Carver Buyer, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/23/25(c)	1,085,324	976,791
CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.82%, 05/08/23(c)	303,908	288,522
Second Lien Term Loan, (8.00% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.57%, 08/08/23(c)(f)	1,046,043	842,065
DG Investment Intermediate Holdings 2, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/03/25(c)	1,242,496	1,195,902
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 3.75%, 02/03/25(c)	2,967,476	2,834,414
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	2,892,405	2,338,235
Envision Healthcare Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.92%, 10/10/25(c)	2,344,339	1,558,986
Evergreen Skills Lux S.A.R.L.
First Lien DIP Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 8.50%, 09/17/20(c)(d)	168,858	159,571
First Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 0.00%, 04/28/21(c)(g)(j)	2,979,056	1,871,740
Second Lien Term Loan, (1M LIBOR + 10.25%, 1.00% Floor), 0.00%, 04/28/22(c)(g)(j)	1,000,000	41,250
Garda World Security Corp. (Canada)
First Lien Term Loan B, (1M LIBOR + 4.75%, 0.00% Floor), 4.93%, 10/30/26(c)(e)	3,473,773	3,419,929

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

SGS Cayman, L.P.
First Lien Term Loan B, (3M LIBOR + 5.38%, 1.00% Floor), 6.38%, 04/23/21(c)	305,173	261,941
Sutherland Global Services, Inc.
First Lien Term Loan, (3M LIBOR + 5.38%, 1.00% Floor), 6.38%, 04/23/21(c)	1,311,009	1,125,285

		16,914,631

SERVICES: CONSUMER - 1.1%

Belron Finance US LLC
First Lien Term Loan B, (3M LIBOR + 2.50%, 0.00% Floor), 2.72%, 11/07/24(c)	249,361	242,192
First Lien Term Loan B, (3M LIBOR + 2.50%, 0.00% Floor), 3.26%, 10/30/26(c)	997,494	968,402
USS Ultimate Holdings, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 1.00% Floor), 4.75%, 08/25/24(c)	1,237,277	1,168,602

		2,379,196

TELECOMMUNICATIONS - 15.1%

CenturyLink, Inc.
First Lien Term Loan A, (1M LIBOR + 2.00%, 0.00% Floor), 2.17%, 01/31/25(c)	714,261	685,691
First Lien Term Loan B, (1M LIBOR + 2.25%, 0.00% Floor), 2.42%, 03/15/27(b)(c)	4,969,958	4,703,170
Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.68%, 07/23/25(c)	3,612,018	3,451,735
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (3M LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/14/21(b)(c)(e)	1,753,211	1,784,444
First Lien Term Loan, (Prime + 4.75%, 1.00% Floor), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,187,074
First Lien Term Loan, (Prime + 5.50%, 1.00% Floor), 8.75%, 01/02/24(c)(e)(g)	5,735,607	5,757,775
First Lien Term Loan, 8.63%, 01/02/24(b)(e)(g)(h)	5,056,202	5,070,435
U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 5.00%, 1.00% Floor), 7.07%, 05/02/23(c)	4,784,808	3,841,531
Zacapa, LLC (Luxembourg)
First Lien Term Loan B, (6M LIBOR + 4.50%, 0.00% Floor), 5.57%, 07/02/25(c)(e)	2,183,671	2,121,917

18  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

Zayo Group Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.00%, 0.00% Floor), 3.17%, 03/09/27(c)	3,151,958	3,002,083

		31,605,855

TRANSPORTATION: CONSUMER - 1.2%

United Airlines Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/25/27(b)(c)	2,599,599	2,583,625

UTILITIES: ELECTRIC - 1.4%

PG&E Corporation
First Lien Term Loan, (3M LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25(b)(c)	2,961,034	2,913,657

Total Senior Loans (Cost $241,987,004)		218,554,087

Corporate Notes and Bonds - 36.6%

AEROSPACE & DEFENSE - 3.4%

Moog, Inc.
4.25%, 12/15/27(h)(i)	1,000,000	977,200
Transdigm, Inc.
8.00%, 12/15/25(h)(i)	1,068,000	1,127,130
6.25%, 03/15/26(h)(i)	5,000,000	5,005,500

		7,109,830

BEVERAGE, FOOD & TOBACCO - 4.6%

JBS, S.A.
5.88%, 07/15/24(h)(i)	1,380,000	1,401,135
6.75%, 02/15/28(h)(i)	1,000,000	1,058,570
6.50%, 04/15/29(h)(i)	2,847,000	3,027,955
5.50%, 01/15/30(h)(i)	2,000,000	2,053,380
Restaurant Brands International, Inc. (Canada)
5.75%, 04/15/25(e)(h)(i)	2,000,000	2,103,750

		9,644,790

CAPITAL EQUIPMENT - 1.0%

Clark Equipment Company
5.88%, 06/01/25(h)(i)	2,000,000	2,053,750

CHEMICALS, PLASTICS, & RUBBER - 1.4%

TPC Group, Inc.
10.50%, 08/01/24(h)(i)	937,000	840,470
W.R. Grace & Co.
4.88%, 06/15/27(h)(i)	2,000,000	2,036,060

		2,876,530

	Principal Amount ($)	Value ($)

CONSTRUCTION & BUILDING - 0.9%

Standard Industries Inc.
4.38%, 07/15/30(h)(i)	2,000,000	1,984,380

CONSUMER GOODS: NON-DURABLE - 0.7%

Prestige Brands, Inc.
5.13%, 01/15/28(h)(i)	1,429,000	1,411,137

CONTAINERS, PACKAGING & GLASS - 1.0%

Ardagh Packaging Finance PLC
5.25%, 04/30/25(h)(i)	2,000,000	2,056,250

ENERGY: OIL & GAS - 0.8%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	2,635,000	1,326,880
10.50%, 05/15/27(h)(i)	553,000	295,059

		1,621,939

ENVIRONMENTAL INDUSTRIES - 0.8%

GFL Environmental, Inc. (Canada)
5.13%, 12/15/26(e)(h)(i)	1,731,000	1,795,912

HEALTHCARE & PHARMACEUTICALS - 3.9%

Bausch Health Companies, Inc.
7.00%, 01/15/28(h)(i)	2,000,000	2,063,380
6.25%, 02/15/29(h)(i)	2,000,000	2,013,750
DaVita, Inc.
4.63%, 06/01/30(h)(i)	2,000,000	1,990,250
PPD, Inc.
5.00%, 06/15/28(h)(i)	2,000,000	2,051,250

		8,118,630

HIGH TECH INDUSTRIES - 1.4%

Riverbed Technology, Inc.
8.88%, 03/01/23(h)(i)	1,384,000	847,700
SS&C Technologies, Inc.
5.50%, 09/30/27(h)(i)	2,000,000	2,045,890

		2,893,590

HOTEL, GAMING & LEISURE - 1.6%

Churchill Downs, Inc.
5.50%, 04/01/27(h)(i)	2,000,000	1,949,830
Colt Merger Sub, Inc.
5.75%, 07/01/25(h)(i)	1,500,000	1,511,250

		3,461,080

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.8%

Outfront Media Capital, LLC
5.00%, 08/15/27(h)(i)	2,000,000	1,803,380

MEDIA: BROADCASTING & SUBSCRIPTION - 5.6%

Charter Communications, Inc.
4.50%, 08/15/30(h)(i)	2,286,000	2,341,219
CSC Holdings, LLC
4.13%, 12/01/30(h)(i)	2,000,000	1,985,120
4.63%, 12/01/30(h)(i)	1,000,000	976,360

See accompanying Notes to Financial Statements.  |  19

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)

Nexstar Escrow Corp.
5.63%, 07/15/27(h)(i)	2,000,000	2,005,060
Univision Communications, Inc.
5.13%, 02/15/25(h)(i)	1,456,000	1,375,927
Virgin Media Secured Finance PLC (United Kingdom)
4.50%, 08/15/30(e)(h)(i)	3,000,000	3,009,375

		11,693,061

MEDIA: DIVERSIFIED & PRODUCTION - 1.0%

Live Nation Entertainment, Inc.
6.50%, 05/15/27(h)(i)	2,000,000	2,063,750

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	86,775	—
Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18(d)(g)(h)(i)(j)	2,937,000	—

		—

RETAIL - 1.6%

EG Global Finance PLC (United Kingdom)
6.75%, 02/07/25(e)(h)(i)	2,421,000	2,389,479
8.50%, 10/30/25(e)(h)(i)	1,000,000	1,026,980

		3,416,459

TELECOMMUNICATIONS - 5.7%

CenturyLink, Inc.
4.00%, 02/15/27(h)(i)	3,000,000	2,910,645
4.25%, 07/01/28(h)(i)	3,000,000	3,011,040
Front Range Bidco, Inc.
4.00%, 03/01/27(h)(i)	3,271,000	3,110,001
Orbcomm, Inc.
8.00%, 04/01/24(h)(i)	3,163,000	3,019,685

		12,051,371

Total Corporate Notes and Bonds (Cost $78,059,323)		76,055,839

	Principal Amount ($)	Value ($)

Structured Products - 8.8%(m)

Anchorage Capital CLO, Ltd. (Cayman Islands)
2015-6A, Class ER, 7.57%, 07/15/30(d)(e)(i)(n)	4,400,000	3,930,045
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
2018-11A, Class E, 8.37%, 04/15/31(e)(i)(n)	4,000,000	2,978,500
OZLM, Ltd. (Cayman Islands)
2014-8A, Class DRR, 7.21%, 10/17/29(d)(e)(i)(n)	2,500,000	1,854,225
Pikes Peak CLO, Ltd. (Cayman Islands)
2018-1A, Class E, 7.07%, 07/24/31(e)(i)(n)	1,000,000	851,204
Shackleton CLO, Ltd. (Cayman Islands)
2015-8A, Class F, 7.99%, 10/20/27(e)(i)(n)	3,300,000	1,880,574
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
2016-1A, Class ER, 9.11%, 10/20/30(e)(i)(n)	5,000,000	3,908,400
2017-1A, Class E, 8.32%, 01/24/30(e)(i)(n)	4,000,000	3,079,288

Total Structured Products (Cost $23,496,744)		18,482,236

20  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

	Share Quantity	Value ($)

Common Stocks - 1.1%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.0%

Medical Card System, Inc.(d)(j)	914,981	2,119,996

ENERGY: OIL & GAS - 0.1%

Ascent Resources Marcellus Holdings, Inc.(d)(j)	165,654	82,269
HGIM Corp.(d)(j)	1,463	11,704
RDV Resources, Inc.(d)(j)	7,743	—

		93,973

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	27,655
F & W Media, Inc.(d)(j)	9,511	—

		27,655

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	2,679,190	—

Total Common Stocks (Cost $698,676)		2,241,624

Preferred Stocks - 0.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda)
(3M LIBOR + 6.68%, 1.00% Floor), 8.13%(e)	37,863	946,575

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK), 0.00%(d)(f)(h)	2,526	170,417

Total Preferred Stocks (Cost $1,098,068)		1,116,992

	Share Quantity	Value ($)

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources Marcellus Holdings, Inc.(d)(j)	42,889	166

Total Warrants (Cost $4,289)		166

Total Investments - 150.7%		316,450,944
(Cost of $345,344,104)
Other Assets & Liabilities, Net - 1.6%		3,277,990
Loan Outstanding - (52.3)%(k)(l)		(109,793,068)

Net Assets (Applicable to Common Shares) - 100.0%		209,935,866

See accompanying Notes to Financial Statements.  |  21

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2020 (unaudited)

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2020. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of June 30, 2020, the 1, 2, 3 and 6 month LIBOR rates were 0.16%, 0.23%, 0.30% and 0.37%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $94,538,075, or 45.03% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $110,000,000 less unamortized deferred financing costs of $206,932.
(m)

Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2020.

22  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

June 30, 2020 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $379,269,319 and $345,344,104, respectively)	$348,057,622	$316,450,944
Cash and cash equivalents	15,634,376	8,891,651
Interest receivable	1,110,512	2,007,461
Receivable for investment securities sold	41,540,991	30,437,026
Net unrealized appreciation on unfunded loan commitments (Note 9)	65,659	50,689
Prepaid expenses	298,360	298,489

Total assets	$406,707,520	$358,136,260

Liabilities:

Borrowings under credit facility (principal $121,000,000 and $110,000,000, respectively, less unamortized deferred financing costs of $113,276 and $206,932, respectively) (Note 8)	$120,886,724	$109,793,068
Payable for investment securities purchased	55,594,307	37,523,170
Interest payable	17,723	16,110
Investment advisory fee payable	288,375	263,389
Other payables and accrued expenses due to affiliates	150,791	152,585
Other payables and accrued expenses	466,754	452,072

Total liabilities	$177,404,674	$148,200,394

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$229,302,846	$209,935,866

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,608,448	$275,624,904
Total accumulated loss	(67,305,602)	(65,689,038)

Net Assets (Applicable to Common Shareholders)	$229,302,846	$209,935,866

Number of Common Shares Outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$14.72	$14.51

See accompanying Notes to Financial Statements.  |  23

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Six Months Ended June 30, 2020 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$11,772,689	$11,236,392
Dividends	39,416	39,416

Total investment income	11,812,105	11,275,808

Expenses:

Investment advisory fee (Note 3)	1,818,501	1,658,621
Interest and commitment fee expense (Note 8)	1,298,563	1,191,369
Professional fees	121,388	118,167
Administrative services of the Adviser (Note 3)	368,071	373,551
Fund administration and accounting services (Note 3)	98,881	93,171
Insurance expense	134,740	134,740
Amortization of deferred financing costs (Note 8)	84,741	83,519
Board of Directors fees (Note 3)	75,915	75,915
Other operating expenses	54,768	55,895

Total expenses	4,055,568	3,784,948
Expense reimbursement waived by the Adviser (Note 3)	—	—

Net expenses	4,055,568	3,784,948

Net Investment Income	7,756,537	7,490,860

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investments	(11,422,425)	(10,075,404)
Net change in unrealized depreciation on investments and unfunded loan commitments (Note 9)	(22,864,787)	(23,405,442)

Net realized and unrealized loss on investments	(34,287,212)	(33,480,846)

Net Decrease in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$(26,530,675)	$(25,989,986)

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (unaudited)	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$7,756,537	$18,910,317
Net realized loss on investments	(11,422,425)	(3,212,968)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	(22,864,787)	12,370,286

Net increase/(decrease) in net assets from operations	(26,530,675)	28,067,635

Distributions to Common Shareholders

Total distributable earnings	(7,973,407)	(18,687,673)

Total distributions to common shareholders	(7,973,407)	(18,687,673)

Total increase/(decrease) in net assets	$(34,504,082)	$9,379,962

Net Assets Applicable to Common Shares

Beginning of period	$263,806,928	254,426,966

End of period	$229,302,846	$263,806,928

See accompanying Notes to Financial Statements.  |  25

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (unaudited)	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$7,490,860	$18,097,636
Net realized loss on investments	(10,075,404)	(2,074,997)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	(23,405,442)	13,231,677

Net increase/(decrease) in net assets from operations	(25,989,986)	29,254,316

Distributions to Common Shareholders

Total distributable earnings	(7,825,038)	(17,935,392)

Total distributions to common shareholders	(7,825,038)	(17,935,392)

Total increase/(decrease) in net assets	$(33,815,024)	$11,318,924

Net Assets Applicable to Common Shares

Beginning of period	$243,750,890	232,431,966

End of period	$209,935,866	$243,750,890

26  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2020 (unaudited)

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(26,530,675)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Provided By
Operating Activities:
Net realized loss on investments	11,422,425
Net change in unrealized depreciation on investments and unfunded loan commitments	22,864,787
Net amortization/(accretion) of premium/(discount)	(1,375,406)
Purchase of investment securities	(162,560,305)
Proceeds from disposition of investment securities and principal paydowns	185,054,709
Payment-in-kind interest	(150,018)
Amortization of deferred financing costs	84,741
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	730,092
Increase in prepaid expenses	(199,602)
Decrease in interest payable	(116,640)
Decrease in investment advisory fee payable	(53,811)
Increase in other payables and accrued expenses due to affiliates	150,791
Increase in other payables and accrued expenses	326,611

Net cash flows provided by operating activities	29,647,699

Cash Flows from Financing Activities:
Repayment of credit facility	(20,000,000)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(8,033,556)

Net cash flows used in financing activities	(28,033,556)

Net Increase in Cash and Cash Equivalents	1,614,143

Cash and cash equivalents, beginning of period	14,020,233

Cash and cash equivalents, end of period	$15,634,376

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,415,203

See accompanying Notes to Financial Statements.  |  27

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2020 (unaudited)

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(25,989,986)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Provided By Operating Activities:
Net realized loss on investments	10,075,404
Net change in unrealized depreciation on investments and unfunded loan commitments	23,405,442
Net amortization/(accretion) of premium/(discount)	(1,023,202)
Purchase of investment securities	(160,344,645)
Proceeds from disposition of investment securities and principal paydowns	181,434,458
Payment-in-kind interest	(122,067)
Amortization of deferred financing costs	83,519
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	937,121
Increase in prepaid expenses	(199,731)
Decrease in interest payable	(64,582)
Decrease in investment advisory fee payable	(48,548)
Increase in other payables and accrued expenses due to affiliates	152,585
Increase in other payables and accrued expenses	302,295

Net cash flows provided by operating activities	28,598,063

Cash Flows from Financing Activities:
Deferred financing cost	(236,500)
Repayment of credit facility	(16,500,000)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(7,868,444)

Net cash flows used in financing activities	(24,604,944)

Net Increase in Cash and Cash Equivalents	3,993,119

Cash and cash equivalents, beginning of period	4,898,532

Cash and cash equivalents, end of period	$8,891,651

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$1,255,951

28  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2020 (unaudited)		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net Asset Value, Beginning of Period	$16.94		$16.34	$17.86	$18.07	$16.92	$18.30

Income from Investment Operations:
Net investment income(a)	0.50		1.21	1.25	1.13	1.24	1.22
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(2.21)		0.59	(1.51)	(0.18)	1.15	(1.37)

Total from investment operations	(1.71)		1.80	(0.26)	0.95	2.39	(0.15)

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.51)		(1.20)	(1.26)	(1.16)	(1.24)	(1.23)

Total distributions paid to Common Shareholders	(0.51)		(1.20)	(1.26)	(1.16)	(1.24)	(1.23)

Net Asset Value, End of Period	$14.72		$16.94	$16.34	$17.86	$18.07	$16.92
Market Value, End of Period	$12.43		$15.14	$14.39	$16.22	$17.40	$15.15
Total return based on net asset value(b)	(9.59	)%(c)	12.35%	(0.98)%	5.80%	15.33%	(0.52)%
Total return based on market value(b)	(14.58	)%(c)	14.02%	(3.98)%	(0.22)%	24.03%	(1.98)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.14	%(d)	4.01%	3.84%	3.33%	3.21%	3.01%
Ratio of net expenses to average net assets	3.14	%(d)	4.01%	3.84%	3.33%	3.21%	3.01%
Ratio of net investment income to average net assets	6.87	%(d)	7.23%	7.10%	6.24%	7.11%	6.71%
Supplemental Data:
Portfolio turnover rate	49.55	%(c)	101.2%	122.4%	102.2%	109.5%	66.1%
Net assets at end of period (000’s)	$229,303		$263,807	$254,427	$278,070	$281,328	$263,438
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000		$141,000	$141,000	$141,000	$141,000	$149,269
Asset coverage per $1,000 of loan outstanding(e)	$2,895		$2,871	$2,804	$2,972	$2,995	$2,765

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not annualized.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  29

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 20, 2020 (unaudited)		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net Asset Value, Beginning of Period	$16.85		$16.07	$17.44	$17.18	$15.97	$18.21

Income from Investment Operations:
Net investment income(a)	0.52		1.25	1.33	1.27	1.50	1.48
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(2.32)		0.77	(1.38)	0.28	1.23	(2.16)

Total from investment operations	(1.80)		2.02	(0.05)	1.55	2.73	(0.68)

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.54)		(1.24)	(1.32)	(1.29)	(1.52)	(1.55)
Net realized gain on investments	—		—	—	—	—	(0.01)

Total distributions paid to Common Shareholders	(0.54)		(1.24)	(1.32)	(1.29)	(1.52)	(1.56)

Net Asset Value, End of Period	$14.51		$16.85	$16.07	$17.44	$17.18	$15.97
Market Value, End of Period	$12.42		$15.10	$13.77	$15.75	$15.43	$13.89
Total return based on net asset value(b)	(10.18	)%(c)	13.97%	0.47%	9.87%	19.34%	(2.91)%
Total return based on market value(b)	(14.21	)%(c)	19.20%	(4.67)%	10.47%	23.24%	(3.65)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.19	%(d)	4.03%	3.85%	3.53%	3.36%	2.97%
Ratio of net expenses to average net assets	3.19	%(d)	4.03%	3.85%	3.53%	3.36%	2.97%
Ratio of net investment income to average net assets	7.23	%(d)	7.53%	7.65%	7.27%	9.20%	8.22%
Supplemental Data:
Portfolio turnover rate	50.63	%(c)	112.3%	130.9%	111.8%	111.6%	67.6%
Net assets at end of period (000’s)	$209,936		$243,751	$232,432	$252,265	$248,424	$230,995
Senior Securities:
Principal loan outstanding (in 000’s)	$110,000		$126,500	$126,500	$138,000	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(e)	$2,909		$2,927	$2,837	$2,828	$2,800	$2,674

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not annualized.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

30  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

June 30, 2020 (unaudited)

Note 1. Organization and Operation

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require

Semi-Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

32  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

The valuation techniques used by the Funds to measure fair value at June 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summaries of the Funds’ investments categorized in the fair value hierarchy as of June 30, 2020 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$15,634,376	$15,634,376	$—	$—
Senior Loans	333,767,138	—	328,631,976	5,135,162
Corporate Notes and Bonds	10,609,012	—	10,609,012	—
Common Stocks	2,564,154	—	—	2,564,154
Preferred Stocks	1,116,992	—	946,575	170,417
Warrants	326	—	—	326
Unrealized appreciation on Unfunded Loan Commitments	95,564	—	30,288	65,276

Total Assets	$363,787,562	$15,634,376	$340,217,851	$7,935,335

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(29,905)	—	(143)	(29,762)

Total Liabilities	(29,905)	—	(143)	(29,762)

	$363,757,657	$15,634,376	$340,217,708	$7,905,573

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2020:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stock	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$8,806,870	$6,969,076	$—	$1,664,855	$170,417	$2,522	$—
Purchases, including capitalized PIK	1,720,026	1,720,026	—	—	—	—	—
Sales/Paydowns	(657,754)	(648,730)	—	(9,024)	—	—	—
Accretion/(amortization) of discounts/ (premiums)	21,042	21,042	—	—	—	—	—
Net realized gain/(loss)	(53,001)	4,085	(8,060)	(49,026)	—	—	—
Change in net unrealized appreciation/ (depreciation)	281,264	(556,188)	8,060	796,074	—	(2,196)	35,514
Transfers into Level 3	2,905,610	2,744,335	—	161,275	—	—	—
Transfers out of Level 3	(5,118,484)	(5,118,484)	—	—	—	—	—

Total Fair Value, end of period	$7,905,573	$5,135,162	$—	$2,564,154	$170,417	$326	$35,514

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2020 was $698,710.

Semi-Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2020:

Apollo Senior Floating Rate Fund Inc.

Assets/Liabilities	Fair Value at June 30, 2020	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$608,803	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	32,379	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$—	$—

	754,280	Discounted Cash Flow(c) Guideline Public Company(d)	Discount Rate(c) TEV | EBITDA Multiple(d)	21.0% 9.25x - 10.75x	21.0% 10.0x

	3,609,800	Discounted Cash Flow(c) Guideline Public Company(d) Option Model(e)	Discount Rate(c) TEV | EBITDA Multiple(d) Volatility(e)	11.49% - 11.99% 6.0x - 8.0x 28.8%	11.74% 7.0x 28.8%

	129,900	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	2.0x - 3.0x	2.5x

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$—	$—

Common Stocks	27,655	Transaction Approach(f)	TEV | EBITDA Multiple(f)	5.4x	5.4x

	161,275	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	4.75x - 5.75x	5.25x

	—	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$—	$—

	2,296,664	Guideline Public Company(d) Transaction Approach(f)	TEV | EBITDA Multiple(d)(f)	2.9x - 3.0x	2.98x

	—	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	2.0x - 3.0x	2.5x

	78,560	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Preferred Stock	170,417	Transaction Approach(f)	TEV | EBITDA Multiple(f)	5.4x	5.4x

Warrants	326	Option Model(e)	Volatility(e)	60.0%	60.0%

Unfunded Loan Commitments	(29,762)	Discounted Cash Flow(c)	Discount Rate(c)	11.49% - 11.99%	11.74%

	65,276	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$7,905,573

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.

34  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized an options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(f)

The Fund utilized a transaction approach to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value TEV and EBITDA. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Apollo Tactical Income Fund Inc.

	Total Fair Value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$8,891,651	$8,891,651	$—	$—
Senior Loans	218,554,086	—	213,645,382	4,908,704
Corporate Notes and Bonds	76,055,839	—	76,055,839	—
Structured Products	18,482,236	—	12,697,966	5,784,270
Common Stocks	2,241,624	—	—	2,241,624
Preferred Stocks	1,116,992	—	946,575	170,417
Warrants	166	—	—	166
Unrealized appreciation on Unfunded Loan Commitments	80,594	—	31,234	49,360

Total Assets	$325,423,188	$8,891,651	$303,376,996	$13,154,541

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(29,905)	—	(143)	(29,762)

Total Liabilities	(29,905)	—	(143)	(29,762)

	$325,393,283	$8,891,651	$303,376,853	$13,124,779

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2020:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Structured Products	Common Stocks	Preferred Stock	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$7,122,713	$5,489,236	$—	$—	$1,461,773	$170,417	$1,287	$—
Purchases, including capitalized PIK	1,517,409	1,517,409	—	—	—	—	—	—
Sales/Paydowns	(615,280)	(606,256)	—	—	(9,024)	—	—	—
Accretion/(amortization) of discounts/ (premiums)	15,575	15,575	—	—	—	—	—	—
Net realized gain/(loss)	(82,934)	3,141	(37,049)	—	(49,026)	—	—	—
Change in net unrealized appreciation/ (depreciation)	400,011	(411,148)	37,049	—	755,633	—	(1,121)	19,598
Transfers into Level 3	8,610,872	2,744,334	—	5,784,270	82,268	—	—	—
Transfers out of Level 3	(3,843,587)	(3,843,587)	—	—	—	—	—	—

Total Fair Value, end of period	$13,124,779	$4,908,704	$—	$5,784,270	$2,241,624	$170,417	$166	$19,598

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2020 was $709,650.

Semi-Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2020:

Apollo Tactical Income Fund Inc.

Assets/Liabilities	Fair Value at June 30, 2020	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$499,268	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	9,757	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$—	$—

	754,280	Discounted Cash Flow(c) Guideline Public Company(d)	Discount Rate(c) TEV | EBITDA Multiple(d)	21.0% 9.25x - 10.75x	21.0% 10.0x

	3,609,800	Discounted Cash Flow(c) Guideline Public Company(d) Option Model(e)	Discount Rate(c) TEV | EBITDA Multiple(d) Volatility(e)	11.49% - 11.99% 6.0x - 8.0x 28.8%	11.74% 7.0x 28.8%

	35,599	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	2.0x - 3.0x	2.5x

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$—	$—

Structured Products	5,784,270	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Common Stocks	27,655	Transaction Approach(f)	TEV | EBITDA Multiple(f)	5.4x	5.4x

	82,269	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	4.75x - 5.75x	5.25x

	—	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$—	$—

	2,119,996	Guideline Public Company(d) Transaction Approach(f)	TEV | EBITDA Multiple(d)(f)	2.9x - 3.0x	2.98x

	—	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	2.0x - 3.0x	2.5x

	11,704	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Preferred Stock	170,417	Transaction Approach(f)	TEV | EBITDA Multiple(f)	5.4x	5.4x

Warrants	166	Option Model(e)	Volatility(e)	60.00%	60.00%

Unfunded Loan Commitments	(29,762)	Discounted Cash Flow(c)	Discount Rate(c)	11.49% - 11.99%	11.74%

	49,360	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$13,124,779

36  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized an options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(f)

The Fund utilized a transaction approach to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value TEV and EBITDA. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of June 30, 2020, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

Semi-Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2019, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2020 related to the 2019 tax year. No federal income tax provision or excise tax provision is required for the six months ended June 30, 2020.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2016 to 2019. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2016 to 2019.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

38  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the six months ended June 30, 2020, the Adviser earned fees of $1,818,501 and $1,658,621 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the six months ended June 30, 2020, the Adviser provided services under these agreements totaling $368,071 and $373,551 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $34,000 and $34,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the six months ended June 30, 2020.

Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAV, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $98,881 and $93,171 for AFT and AIF, respectively, for the six months ended June 30, 2020, which are included in fund administration and accounting services in the Statements of Operations.

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $23,000 per Fund, plus $2,000 for each in-person Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such

Semi-Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the six months ended June 30, 2020 is $75,915 and $75,915 of expenses related to the Board for each of AFT and AIF, respectively.

Note 4. Investment Transactions

For the six months ended June 30, 2020, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$183,751,458	$204,502,291
Apollo Tactical Income Fund Inc.	170,657,361	190,706,711

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the six months ended June 30, 2020, the Funds did not engage in any Cross-Trade activities.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean

40  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Semi-Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

LIBOR

A Fund may invest in certain debt securities, loans, derivatives or other credit or financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for variable various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate, Sterling Overnight Interbank Average Rate and Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

42  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	15,573,061	$296,608,448	15,573,061	$296,608,448
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—

Common shares outstanding, end of the period	15,573,061	$296,608,448	15,573,061	$296,608,448

Apollo Tactical Income Fund Inc.

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	14,464,026	$275,624,904	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—

Common shares outstanding, end of the period	14,464,026	$275,624,904	14,464,026	$275,624,904

Dividends declared on common shares with a record date of January 1, 2020 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 6, 2020	January 16, 2020	January 17, 2020	January 31, 2020	$0.096	$1,495,014	$1,495,014	—
January 31, 2020	February 13, 2020	February 14, 2020	February 28, 2020	$0.096	$1,495,014	$1,495,014	—
March 4, 2020	March 17, 2020	March 18, 2020	March 31, 2020	$0.093	$1,448,295	$1,448,295	—
April 7, 2020	April 16, 2020	April 17, 2020	April 30, 2020	$0.084	$1,308,137	$1,308,137	—
May 4, 2020	May 14, 2020	May 15, 2020	May 29, 2020	$0.077	$1,199,126	$1,199,126	—
June 4, 2020	June 16, 2020	June 17, 2020	June 30, 2020	$0.066	$1,027,822	$1,027,822	—
July 8, 2020*	July 17, 2020	July 20, 2020	July 31, 2020	$0.066	$1,027,822	$1,027,822	—
August 6, 2020*	August 17, 2020	August 18, 2020	August 31, 2020	$0.066
* Declared subsequent to June 30, 2020

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 6, 2020	January 16, 2020	January 17, 2020	January 31, 2020	$0.100	$1,446,403	$1,446,403	—
January 31, 2020	February 13, 2020	February 14, 2020	February 28, 2020	$0.100	$1,446,403	$1,446,403	—
March 4, 2020	March 17, 2020	March 18, 2020	March 31, 2020	$0.097	$1,403,011	$1,403,011	—
April 7, 2020	April 16, 2020	April 17, 2020	April 30, 2020	$0.091	$1,316,226	$1,316,226	—
May 4, 2020	May 14, 2020	May 15, 2020	May 29, 2020	$0.081	$1,171,586	$1,171,586	—
June 4, 2020	June 16, 2020	June 17, 2020	June 30, 2020	$0.072	$1,041,410	$1,041,410	—
July 8, 2020*	July 17, 2020	July 20, 2020	July 31, 2020	$0.072	$1,041,410	$1,041,410	—
August 6, 2020*	August 17, 2020	August 18, 2020	August 31, 2020	$0.068
* Declared subsequent to June 30, 2020

Semi-Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

The tax character of distributions paid by AFT during the fiscal year ended December 31, 2019 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid from Ordinary Income:*	2019

Common Shareholders	$18,687,673

Total Distributions	$18,687,673

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal year ended December 31, 2019 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid from Ordinary Income:*	2019

Common Shareholders	$17,935,392

Total Distributions	$17,935,392

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2019, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$538,898	$—	$(9,404,324)	$(23,936,094)
Apollo Tactical Income Fund Inc.	600,233	—	(6,671,512)	(25,802,735)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2019, short-term and long-term capital loss carryforwards totaled $1,997,163 and $21,938,931, respectively, for AFT and $— and $25,802,735, respectively, for AIF, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at June 30, 2020 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Federal tax basis, cost	$380,508,265	$346,570,874

Unrealized appreciation	$4,053,389	$3,988,376
Unrealized depreciation	(36,504,032)	(34,108,306)

Net unrealized appreciation/(depreciation)*	$(32,450,643)	$(30,119,930)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

44  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On March 1, 2019, AFT entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on March 1, 2021. Under the terms of the Amended Credit Facility, AFT may borrow a single term loan not to exceed $141,000,000. Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. AFT has granted a security interest in substantially all of its assets in the event of default under the Amended Credit Facility. As of June 30, 2020, AFT has $121,000,000 of principal outstanding under the Amended Credit Facility.

For the six months ended June 30, 2020, the average daily principal loan balance outstanding was $129,670,330, the weighted average annual interest rate was 2.01% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,298,563.

The fair value of AFT’s borrowings under the Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2020, AFT was not aware of any instances of non-compliance related to the Amended Credit Facility.

In connection with AFT’s entry into the Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Apollo Tactical Income Fund Inc.

On April 2, 2020, AIF entered into an amended and restated credit facility (the “Newly Amended Credit Facility”) with SMBC as lender, which matures on April 4, 2022. Under the terms of the Newly Amended Credit Facility, AIF may borrow a single term loan not to exceed $110,000,000. Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. AIF has granted a security interest in substantially all of its assets in the event of default under the Newly Amended Credit Facility. As of June 30, 2020, AIF has $110,000,000 of principal outstanding under the Newly Amended Credit Facility.

Semi-Annual Report  |  45

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Prior to April 21, 2020, AIF had entered into a $133,000,000 credit facility (the “Prior Credit Facility”) with SMBC as lender. Borrowings under this facility bore interest at a rate of LIBOR plus 0.90%. Under the terms of the Prior Credit Facility, AIF could borrow a single term loan not to exceed $125,000,000 (the “Prior Term Loan”) and could borrow up to an additional $8,000,000 on a revolving basis (the “Prior Revolving Loan”). AIF had granted a security interest in substantially all of its assets in the event of default under the Prior Credit Facility. The unused portion of the Prior Revolving Loan was subject to a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments.

For the six months ended June 30, 2020, the average daily principal loan balance outstanding was $117,222,527, the weighted average annual interest rate was 2.04% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,188,756.

The fair value of AIF’s borrowings under the Newly Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The Newly Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2020, AIF was not aware of any instances of non-compliance related to the Newly Amended Credit Facility.

In connection with AIF’s entry into the Newly Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the Newly Amended Credit Facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Note 9. General Commitments and Contingencies

As of June 30, 2020, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

APC Automotive Technologies, LLC DIP Delayed Draw Term Loan*	$661,373	$661,373
Electronics for Imaging, Inc. Revolving Term Loan	944,250	714,016
Intelsat Jackson Holdings S.A. DIP Bridge Loan	1,700,159	1,753,211
Pathway Vet Alliance, LLC Delayed Draw Term Loan	114,443	114,443

Total unfunded loan commitments	$3,420,225	$3,243,043

* The loan commitment was partially funded subsequent to June 30, 2020.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the six months ended June 30, 2020, AFT and AIF recorded a net change in unrealized appreciation on unfunded loan commitments totaling $59,720 and $50,689, respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

46  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

Semi-Annual Report  |  47

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

June 30, 2020 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at 1-877-864-4834.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn NY 11219.

48  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2020 (unaudited)

European Risk

The Funds may invest a portion of their assets in credit instruments issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). Investments in the Eurozone remain subject to the risks of substantial write-downs and reductions in the face value of the sovereign debt of certain countries and the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone. Sovereign debt write-downs or defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Funds in securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and result in adverse effects on the investments made by the Funds. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Funds. The UK formally withdrew from the EU on January 31, 2020 (“Brexit”), and is now in a transition period through December 31, 2020, during which the UK and the EU will seek to agree on the terms of their future relationship. Although the UK will remain in the EU single market and customs union during the transition period, the long-term nature of the UK’s relationship with the EU is unclear, and there is considerable uncertainty as to when any agreement will be reached and implemented. The uncertainty surrounding the implementation and effect of Brexit, the uncertainty in relation to the legal and regulatory framework that may apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) has caused and is likely to cause increased economic volatility and market uncertainty globally. During the transition period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Funds’ investments.

Current Market Conditions and Governmental Actions Risk

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an adverse effect on a Fund’s investments and net asset value, and have led and may continue to lead to increased market volatility. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, inability of companies to obtain raw materials, supplies and component parts, increases in unemployment, greater incurrence of debt and the lack of ability to service existing debt, changes in interest rates and reduced or disrupted operations for a Fund’s investments. The occurrence and pendency of such diseases could adversely affect the economies and financial markets in the U.S., other specific countries or worldwide.

Approval of the Investment Advisory and Management Agreements for AFT and AIF

At a meeting of the Boards of Directors (together, the “Board” or the “Directors”) of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”) held on February 13, 2020, the Directors met in person to consider the approval of the Investment Advisory and Management Agreement between AFT and Apollo Credit Management, LLC (the “Adviser”) and the Investment Advisory and Management Agreement between AIF and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”) for an additional one-year term. While the meetings occurred at the same time, the Directors considered each Advisory Agreement separately.

The Board has the responsibility under the Investment Company Act of 1940, as amended (the “1940 Act”), to approve annual renewal of each Fund’s Advisory Agreement at meetings of the Board called for the purpose of voting on such renewal. The Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and the Adviser’s profitability at the meeting at which the renewal of the Advisory

Semi-Annual Report  |  49

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2020 (unaudited)

Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one.

In preparation for their review of the Advisory Agreements, all of the Directors who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors”), of the Funds present at the meeting met with their independent counsel in an executive session. In considering whether to approve the Advisory Agreements, the Directors, including the Independent Directors, reviewed materials provided in advance of the meeting by the Adviser and counsel to the Independent Directors and other materials which included, among other things: (i) information concerning the services rendered to each Fund by the Adviser; (ii) information concerning the revenues generated and expenses incurred by the Adviser from the operation of each Fund; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act. The Board also reviewed information prepared by Strategic Insight, a third party service provider, which included information in respect of each Fund comparing (1) the Fund’s performance with that of a group of comparable funds selected by Strategic Insight (the “Peer Group”) and with a broader group of funds (the “Morningstar Category”) and (2) the Fund’s contractual and net management fees and total net expenses with those of its Peer Group and Morningstar Category.

Counsel to the Independent Directors discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement and referred the Directors to the materials provided in connection with the meeting. The Directors also received information regarding each Fund’s operations, expenses and performance periodically throughout the year.

The nature, extent and quality of services provided by the Adviser. Representatives of the Adviser discussed the nature, extent and quality of the services provided by the Adviser to each Fund, including the Adviser’s expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. Representatives of the Adviser discussed the reputation, compliance history, compliance program and financial condition of the Adviser. They discussed the terms of each Advisory Agreement and the Adviser’s responsibilities with respect to each Fund.

Investment performance of the Funds and the Adviser. Representatives of the Adviser reviewed with the Board the performance of each Fund. Fund management discussed each Fund’s stock price, and its yield. Representatives of the Adviser compared each Fund’s yield (based on the ratio of net investment income to average net assets) to the average yield of certain of its peer funds identified by the Adviser for each calendar year since the Fund’s inception. Fund management then discussed each Fund’s investment performance as compared to the performance of relevant reference indexes (the “Benchmarks”) for various periods.

On a net asset value basis, AFT outperformed the Benchmarks for the one-, three- and five-year periods ended December 31, 2019 and for the period since inception (February 23, 2011) through December 31, 2019. On a net asset value basis, AIF outperformed the Benchmarks for the one-, three- and five-year periods ended December 31, 2019 and for the period since inception (February 25, 2013) through December 31, 2019. On a market value basis, AFT underperformed its Benchmarks for the three-year period ended December 31, 2019 and the period since inception through December 31, 2019, but outperformed its Benchmarks for the one- and five-year periods ended December 31, 2019. On a market value basis, AIF outperformed its Benchmarks for the one-, three- and five-year periods ended December 31, 2019 and for the period since inception through December 31, 2019.

Representatives of the Adviser next reviewed each Fund’s investment performance as compared to that of its Peer Group and Morningstar Category for various annual periods ended December 31, 2019. Each Fund ranked above the averages of its Peer Group and Morningstar Category for the various annual periods, except that AIF ranked below the average of its Morningstar Category for the one-year period.

50  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2020 (unaudited)

Cost of services provided and profits realized by the Adviser and its affiliates from the relationship with the Funds. The Directors received information from the Adviser regarding the profitability of each Fund to the Adviser and its affiliate and the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating profitability. In addition, the Directors considered whether any direct or indirect collateral benefits inured to the Adviser as a result of its affiliation with the Funds. It was noted that each Fund has entered into an Administrative Services and Reimbursement Agreement with the Adviser pursuant to which the Adviser provides the Fund with certain personnel and services not otherwise provided under the relevant Advisory Agreement, which services are required for the operations of the Fund, and the Fund generally reimburses the Adviser on an at cost basis for such services.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Directors considered the extent to which economies of scale are relevant for the Funds. It was noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance. It was also noted that an investment objective of each Fund is to seek current income and that much of each Fund’s realized income is expected to be distributed to its shareholders through monthly dividends.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Board discussed the net management fee and net expense ratio comparisons set forth in the Strategic Insight report with representatives of the Adviser. For each Fund, the Fund’s contractual management fee was within the range of those of its Peer Group funds. Each Fund’s net total expense ratio at both managed and common asset levels ranked in the fourth quartile of its Peer Group and Morningstar Category. In considering the comparison of services rendered to and fees paid by each Fund to those under other investment advisory contracts, the Directors were aware of the nature of the investment strategies of each Fund and the fact that the relevant comparison funds may have investment strategies, restrictions and leverage different from those of the Fund. In regard to compensation paid to the Adviser with respect to other funds or accounts, the Adviser stated that none of the other funds or accounts advised by it or any of its affiliates are comparable to either Fund with respect to investment strategies.

Conclusion. After consideration of the factors discussed above, the Directors, including the Independent Directors, unanimously voted to approve each Advisory Agreement for an additional one-year term.

Shareholder Meeting Results

On May 21, 2020, AFT held its Annual Meeting of Shareholders for the election of Directors. The proposal was approved by AFT’s shareholders and the results of the voting are as follows:

Name	For	Withheld

Robert L. Borden	11,859,708	1,715,110
Carl. J Rickertsen	11,141,983	2,432,836

On May 21, 2020, AIF held its Annual Meeting of Shareholders for the election of Directors. The proposal was approved by AIF’s shareholders and the results of the voting are as follows:

Name	For	Withheld

Robert L. Borden	12,471,021	915,251
Carl. J Rickertsen	10,065,714	3,320,558

Barry Cohen, Glenn N. Marchak, Todd J. Slotkin, and Elliot Stein, Jr. continue to serve in their capacities as Directors of the Funds.

Semi-Annual Report  |  51

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

U.S. Bank N.A.

Corporate Trust Services

1 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-864-4834 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2020 are available (i) without charge, upon request, by calling 1-877-864-4834 and (ii) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (formerly N-Q). The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52  |  Semi-Annual Report

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

What Information Do We Have About You?

We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:

Apollo Credit Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, 37th Floor, New York, NY 10019

Attn: Isabelle Gold

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Semi-Annual Report  |  53

9 West 57th Street, New York, NY 10019

1-877-864-4834 • www.apollofunds.com

06/30/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Tactical Income Fund Inc.

By (Signature and Title)_ /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date 8/21/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)_ /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date 8/21/2020

By (Signature and Title) /s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date 8/21/2020